Exhibit 10

                                 AMENDMENT NO. 6
                                       TO
                 EMPLOYMENT AGREEMENT OF WILLIAM F. WHITMAN, JR.

     This Amendment No. 6 is made this 13th day of September 2004, by and among THE MIDDLEBY CORPORATION, a Delaware corporation, MIDDLEBY MARSHALL INC., a Delaware corporation, (collectively the "Employer") and WILLIAM F. WHITMAN, JR. ("Employee").


                                    RECITALS

     A. Employer and Employee are parties to that certain Employment Agreement dated as of January 1, 1995, and as amended from time to time thereafter (the "Employment Agreement").

     B. Employer and Employee wish to amend the Employment Agreement to make certain changes to Employee's compensation.


                                    AGREEMENT

     NOW THEREFORE the parties agree as follows:

     1. Section 4 of the Employment Agreement is hereby amended by adding to the end thereof the following new subsection (i):

         "(i) 2005 Bonus. Notwithstanding anything contained in this Agreement to the contrary, in the event that for any reason whatsoever other than
         (i) termination of Employee's employment under Section 6(a) below, or
         (ii) voluntary resignation by Employee prior to January 4, 2005, Employer does not offer, on or before February 1, 2005, to extend the term of this Agreement, or that an extension is offered and Employee does not accept such offer on or before February 1, 2005, then, in addition to all other amounts payable to Employee hereunder, Employer shall pay to Employee, not later than February 15, 2005, the sum of $500,000.

2. This Amendment No. 6 is effective as of the date hereof.

3. Except as above amended, the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF the parties hereto have executed this instrument on the day and year first above stated.

THE MIDDLEBY CORPORATION                       WILLIAM F. WHITMAN, JR.
        AND
MIDDLEBY MARSHALL INC.


By: /s/ Selim A. Bassoul                       By: /s/ William F. Whitman, Jr.
-------------------------------------          -------------------------------
President and Chief Executive Officer